SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2005

DOBSON COMMUNICATIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Oklahoma	000-29225	73-1513309
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)
14201 Wireless Way
Oklahoma City, Oklahoma, 73134
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (405) 529-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Floating Rate Notes Indenture
Convertible Debentures Indenture
Floating Rate Notes Registration Rights Agreement
Convertible Debentures Registration Rights Agreement
Press Release
Press Release

Item 1.01 Entry into a Material Definitive Agreement
     On September 13, 2005, Dobson Communications Corporation (the “Company”) entered into an indenture (the “Floating Rate Indenture”) relating to the issuance of $150 million principal amount of Senior Floating Rate notes due 2012 (“Floating Rate Notes”). Also on September 13, 2005, the Company entered into another indenture (the “Convertible Debentures Indenture” and together with the Floating Rate Indenture, the “Indentures”) relating to the issuance of $150 million principal amount of Senior Convertible Debentures due 2025 (“Convertible Debentures”).
     The Floating Rate Notes bear interest at the rate of LIBOR plus 4.25% per annum, reset quarterly. Interest is payable on January 15, April 15, July 15 and October 15 of each year, commencing on October 15, 2005. The Floating Rate Notes mature on October 15, 2012 and are subject to terms and conditions set forth in the Floating Rate Indenture. The Company will have the right to redeem the Floating Rate Notes any time on or after October 15, 2007, initially at a redemption price equal to 102% of the principal amount being redeemed, plus accrued interest.
     The Convertible Debentures will bear interest at a rate of 1.5% per annum. Interest is payable on April 1 and October 1 of each year, commencing on April 1, 2006. The Convertible Debentures mature on October 1, 2025, unless earlier converted, redeemed or repurchased. If certain conditions are satisfied, the Convertible Debentures will be convertible into shares of the Company’s Class A common stock at an initial conversion rate of 97.0685 per $1,000 principal amount of Convertible Debentures (equivalent to an initial conversion price of approximately $10.30 per share), which represents a premium of 27.5% to the last reported sale price of the Class A common stock on the Nasdaq Stock Market on September 7, 2005 of $8.08 per share.
     In addition, the Company entered into a registration rights agreement dated September 13, 2005, with Lehman Brothers, Bear, Stearns & Co. Inc. and Morgan Stanley (the “Initial Purchasers”), as initial purchasers of the Floating Rate Notes (“Floating Rate Notes Registration Rights Agreement”), and a registration rights agreements dated September 13, 2005, with the Initial Purchasers, as initial purchasers of the Convertible Debentures (“Convertible Debentures Registration Rights Agreement” and together with the Floating Rate Notes Registration Rights Agreement, the “Registration Rights Agreements”).
     Under the Floating Rate Notes Registration Rights Agreement, the Company agreed to:
•	file a registration statement within 90 days after the consummation of the Floating Rate Notes offering, which, when effective, will enable holders of the Floating Rate Notes to exchange their Floating Rate Notes for publicly registered notes with substantially identical terms;

•	use commercially reasonable efforts to cause the registration statement to be declared effective within 180 days after the issue date of the Floating Rate Notes;

•	use commercially reasonable efforts to consummate the exchange offer within 30 days of the effective date of the registration statement; and

•	use commercially reasonable efforts to file a shelf registration statement for the resale of the notes if the Company cannot effect an exchange offer within the time periods listed above and in certain other circumstances.
If the Company fails to satisfy these obligations, it will pay additional interest to holders of the Floating Rate Notes.
     Under the Convertible Debentures Registration Rights Agreement, the Company agreed to:
•	file a shelf registration statement with respect to the resale of the Convertible Debentures and the Class A common stock issuable upon conversion of the Convertible Debentures with the Commission within 90 days after the original issuance of the Convertible Debentures; and

•	use commercially reasonable efforts to cause the shelf registration statement to be declared effective within 180 days after the original issuance of the Convertible Debentures.
The Company has agreed, subject to certain exceptions, to use commercially reasonable efforts to keep the shelf registration statement effective until the earliest of:
•	the date when the holders of transfer restricted Convertible Debentures and shares of Class A common stock issuable upon conversion of the Convertible Debentures are able to sell all such securities immediately without restriction under Rule 144(k) under the Securities Act;

•	the date when all transfer restricted Convertible Debentures and shares of Class A common stock issuable upon conversion of the Debentures are registered under the shelf registration statement and sold pursuant thereto; or

•	the date when all transfer restricted Convertible Debentures and shares of Class A common stock issued upon conversion of the Convertible Debentures have ceased to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).
     To sell Convertible Debentures or any shares of Class A common stock issued upon conversion pursuant to the shelf registration statement, the holder of Convertible Debentures must, among other things, be named as a selling securityholder in the prospectus. To be so named, the holder must complete and deliver an election and questionnaire.
     The Company will be required to pay the holders of the Convertible Debentures additional interest on the Convertible Debentures if the Company fails to register the Convertible Debentures and the Class A common stock issuable upon conversion within the time periods specified above.
     A copy of the Floating Rate Notes Indenture is attached hereto as Exhibit 4.1, the Convertible Debentures Indenture is attached hereto as Exhibit 4.2, the Floating Rate Notes Registration Rights Agreement is attached hereto as Exhibit 10.1 and the Convertible Debentures Registration Rights Agreement is attached hereto as Exhibit 10.2, and each is incorporate herein by this reference.
     The descriptions of the material terms of the Indentures and the Registration Rights Agreements contained in this Item 1.01 are qualified in their entirety by reference to such exhibits.
Item 8.01 Other Events
     On September 7, 2005, the Company issued a press release announcing the pricing of the private offering of the Floating Rate Notes and the Convertible Debentures (the “Offerings”). The Company also announced that it intends to use the net proceeds from the Offerings, along with cash on hand, to redeem the entire $299 million outstanding aggregate principal amount of its 10.875% Senior Notes due 2010, including accrued interest and the applicable redemption premium. A copy of the press release regarding the announcement of the pricing of the Offerings and the intent to redeem the 10.875% Senior Notes due 2010 is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.
     On September 13, 2005, the Company announced the completion of the Offerings. The net proceeds from the Offerings, before expenses, were $294 million. The Company granted the Initial Purchasers of the Offerings an option, which may be exercised at any time on or prior to October 7, 2005, to purchase up to an additional $30 million principal amount of Convertible Debentures. The Offerings were made pursuant to exemptions from the registration requirements of the Securities Act of 1933.
     In addition, the Company also announced the call for redemption of the entire $299 million outstanding principal amount of its 10.875% Senior Notes due 2010. The redemption date has been set as October 17, 2005. The Company intends to use the net proceeds from the Offerings, along with cash on hand, to pay the redemption price, including accrued interest and the applicable redemption premium. A copy of the press release regarding the completion of the Offerings and the redemption of the Company’s 10.875% Senior Notes due 2010 is attached hereto as Exhibit 99.2 and is incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits:
4.1	Floating Rate Notes Indenture dated September 13, 2005

4.2	Convertible Debentures Indenture dated September 13, 2005

10.1	Floating Rate Notes Registration Rights Agreement dated September 13, 2005

10.2	Convertible Debentures Registration Rights Agreement dated September 13, 2005

99.1	Press Release dated September 7, 2005

99.2	Press Release dated September 13, 2005

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOBSON COMMUNICATIONS CORPORATION
Date: September 19, 2005	By:	/s/ Ronald L. Ripley
	Name:	Ronald L. Ripley
	Title:	Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Floating Rate Notes Indenture dated September 13, 2005

4.2	Convertible Debentures Indenture dated September 13, 2005

10.1	Floating Rate Notes Registration Rights Agreement dated September 13, 2005

10.2	Convertible Debentures Registration Rights Agreement dated September 13, 2005

99.1	Press Release dated September 7, 2005

99.2	Press Release dated September 13, 2005

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